Exhibit 10.1

AMENDMENT TO LOAN DOCUMENTS

THIS AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is dated effective as of the 15 day of February, 2018, among REVEN HOUSING ALABAMA, LLC, a Delaware limited liability company (the "Borrower"), the undersigned Guarantor (the “Guarantor”) and SOUTHPOINT BANK, an Alabama banking corporation (the "Lender").

R E C I T A L S

A.       Lender made a $3,793,920.00 loan (the “Loan”) to Borrower, such Loan is evidenced by that certain Promissory Note dated December 29, 2017, which has been modified by that certain Note Modification Agreement dated as of the date herewith (as amended, modified or restated, collectively, the “Note”).

B.       The Guarantor executed a separate Payment and Performance Guaranty Agreement dated December 29, 2017 in favor of Lender (as amended or modified, collectively, the “Guaranty Agreement”)

C.       The Borrower and the Guarantor executed that certain Environmental Indemnity Agreement dated December 29, 2017 in favor of Lender (as amended or modified, the “Environmental Indemnity”).

D.       The terms and conditions of the Loan are more particularly set forth in the Loan Agreement dated December 29, 2017 with the Note (as amended or modified, the “Loan Agreement”) and the other Loan Documents, as defined in the Loan Agreement (the Note, the Guaranty Agreement, the Loan Agreement, Environmental Indemnity and all other Loan Documents, as defined in the Loan Agreement, are collectively, the “Loan Documents”).

E.       The Lender, the Borrower and Guarantor have agreed to amend certain terms and provisions of the Loan Documents as such changes are reflected in this Amendment to reflect a $2,736,630.00 increase in the outstanding principal balance of the Loan and to add additional collateral to secure the Loan.

F.       Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

AGREEMENT

NOW, THEREFORE, the parties agree to amend the Loan Documents as follows:

1.       The outstanding principal balance of the Loan is $3,793,920.00. The Borrower and the Lender have agreed to increase the Loan from $3,793,920.00 and $6,530,550.00.

2.       The stated loan amount is increased from $3,793,920.00 to $6,530,550.00. The Loan Documents are revised to delete the reference to “Three Million Seven Hundred Ninety-Three Thousand Nine Hundred Twenty and 00/100 Dollars” and “$3,793,920.00” and to insert in lieu thereof the following: “Six Million Five Hundred Thirty Thousand Five Hundred Fifty and 00/100 Dollars” and “$6,530,550.00”.

3.       Borrower and Guarantor represent and warrant that to the best of their knowledge all representations and warranties set forth in the Loan Documents are true and correct on the date hereof.

4.       Borrower and Guarantor represent and warrant that to the best of their knowledge no Event of Default, or event or condition, which with the giving of notice or lapse of time or both, would constitute an Event of Default, is currently existing under the Loan Documents.

5.       Lender represents and warrants that to the best of its knowledge no Event of Default, or event or condition, which with the giving of notice or lapse of time or both, would constitute an Event of Default, has occurred or exists under the Loan Documents.

6.       Except as expressly set forth herein, no right of Lender, Borrower or Guarantor with respect to the Loan Documents are or will be in any manner released, destroyed, diminished, or otherwise adversely affected by this Amendment.

7.       All references in the Loan Documents shall be deemed to refer, from and after the date hereof, to the Loan Documents as amended hereby, and as the same may be hereafter amended.

8.       Except as hereby expressly modified and amended, the Loan Documents, including the Guaranty Agreement, are and shall remain in full force and effect, and the Loan Documents, as so amended, are hereby ratified and affirmed in all respects. Borrower and Guarantor confirm that they have no defenses (other than those expressly provided in the Loan Documents) or setoffs with respect to its obligations pursuant to the Loan Documents, as herein amended.

9.       The Guarantor reaffirm their liabilities and obligations under the Guaranty Agreement.

10.    This Amendment shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns.

11.    This Amendment may be executed in counterparts, each of which shall be an original, but all of which when taken together shall constitute one and the same instrument.

12.    TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, GUARANTOR AND LENDER HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS, OR (ii) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EITHER PARTY MAY FILE A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF BORROWER, GUARANTOR AND LENDER IRREVOCABLY TO WAIVE THEIR RIGHT TO TRIAL BY JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWER, GUARANTOR AND LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

IN WITNESS WHEREOF, the parties have caused this Amendment to be properly executed and delivered as of the day and year first above written.

BORROWER:

REVEN HOUSING ALABAMA, LLC,
a Delaware limited liability company

By:	/s/	Thad Meyer
Name:		Thad Meyer
Title:		Chief Financial Officer

GUARANTOR:

REVEN HOUSING REIT, INC.,
a Maryland corporation

By:	/s/	Thad Meyer
Name:		Thad Meyer
Title:		Chief Financial Officer

LENDER:

SOUTHPOINT BANK,
an Alabama banking corporation

By:	/s/	Howie Myers
Howie Myers
Its Executive Vice President